EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Korn/Ferry International, a Delaware corporation (the “Company”), hereby certify that, to the best of their knowledge:
(a) the Quarterly Report on Form 10-Q for the quarter ended July 31, 2010 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: September 9, 2010

By:	/s/ GARY D. BURNISON
	Name:	Gary D. Burnison
	Title:	Chief Executive Officer and President

By:	/s/ MICHAEL A. DIGREGORIO
	Name:	Michael A. DiGregorio
	Title:	Chief Financial Officer